EXHIBIT 99.1

                        CONFIDENTIAL TREATMENT REQUESTED

                                    AGREEMENT
                                    ---------

         This Agreement is made and effective as February 27, 2001 ("Effective Date"), by and between LaserSight Patents, Inc., a Delaware corporation having a place of business at 3300 University Boulevard, Suite 140, Winter Park, Florida 32792 ("LaserSight") and Alcon Laboratories, Inc., a Delaware corporation having a place of business at 6201 South Freeway, Fort Worth, Texas 76134 ("Alcon").

                                  WITNESSETH:
                                  -----------

         WHEREAS, LaserSight is the owner of U.S. Patent No. 4,784,135 pertaining to refractive laser technology (the "'135 Patent"); and

         WHEREAS, the `135 Patent is subject to certain pre-existing licenses as listed and defined on attached Exhibit 1.00 (collectively, the "Existing Licenses"); and

         WHEREAS, Alcon and LaserSight were unable to agree on a level of compensation to be paid to LaserSight in exchange for LaserSight's assignment to Alcon of the LaserSight License and the Visx License as defined in Exhibit 1.00; and

         WHEREAS, Alcon wishes to obtain direct ownership to the `135 Patent and certain of the Existing Licenses; and

         NOW, THEREFORE, in consideration of the following mutual promises and obligations, the parties agree as follows.

                                    ARTICLE I
                                    ---------
                                   ASSIGNMENT
                                   ----------

         Section 1.00 Assignment of the `135 Patent.
         -------------------------------------------

         Subject to rights granted under the Existing Licenses, LaserSight hereby sells, assigns, transfers and conveys to Alcon, in and for the United States and its territories, its entire right, title and interest in and to the `135 Patent and any reissue, renewal, division, continuation or continuation-in-part thereof, including the right to recover damages for past or future infringement of the `135 Patent.

         Section 1.01 Assignment of Certain Existing Licenses.
         -----------------------------------------------------

         LaserSight hereby sells, assigns, transfers and conveys to Alcon, in and for the United States and its territories, its entire right, title and interest in and to the Summit License and the Nidek License listed on Exhibit 1.00, including the right to receive any royalties that relate to the period after December 31, 2000, under the Summit License and the Nidek License. LaserSight retains the right to receive any royalties related to the period prior to January 1, 2001, under the Nidek License and the Summit License. LaserSight shall retain all amounts paid to LaserSight by Nidek at the time the Nidek License was signed.

                                ----------------

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.  THE
   REDACTED MATERIAL HAS BEEN INDICATED WITH A DOUBLE ASTERISK AND FILED SEPARATELY WITH THE COMMISSION.

         Section 1.02 Retained Rights of LaserSight.
         -------------------------------------------

         Notwithstanding Section 1.00 above, LaserSight hereby retains all of its rights under the Visx License, LaserSight License, and the sublicense from LaserSight Incorporated, to LaserSight Technologies, Inc. ("Technologies"), dated August 29, 1997 (the "LaserSight Sublicense") (collectively, the "Retained Licenses"), including a non-exclusive, non-royalty bearing license, with no right to sublicense, under the `135 Patent to make, use, offer for sale and sell products falling within the scope of the claims of the `135 Patent and to make, use, offer for sale and sell products the use of which falls within the scope of the claims of the `135 Patent. Alcon shall not have the right to take any action that will interfere with LaserSight's right to enjoy the benefits of the Retained Licenses.

         In addition, the parties acknowledge and agree that (i) the `135 Patent is being transferred to Alcon subject to the terms and conditions of the Visx License (which license is being retained by LaserSight), (ii) LaserSight may not agree or consent to any assignment of, or amendment to, the Visx License, (iii) the `135 Patent is being transferred to Alcon subject to LaserSight reserving for itself all rights to license, sublicense, cross license or grant any other rights to Visx, Incorporated ("Visx") in or to the `135 Patent, (iv) LaserSight is not granting Alcon any right to license, sublicense, cross license or grant any other rights to Visx in or to the `135 Patent, and (v) LaserSight retains the right to enforce the terms of the Visx License (which license is being retained by LaserSight).

         In the event that any license granted by Alcon after the Effective Date is merged or combined with any of the Retained Licenses, then the parties agree to meet and mutually agree upon a reasonable split of any royalty stream.

         Section 1.03 No Right of LaserSight to Sublicense.
         --------------------------------------------------

         The rights granted LaserSight shall not include the right to grant any sublicenses under the `135 Patent other than the LaserSight Sublicense. Any such purported sublicense to the `135 Patent granted by LaserSight shall be null and void.

         Section 1.04 Grant of Sublicense to Certain Foreign Rights.
         ----------------------------------------------------------

         As of the Effective Date, LaserSight shall cause Technologies to grant to Alcon an exclusive sublicense under the Exclusive License Agreement dated January 9, 1998, between Nidek Co. Ltd. and Technologies involving certain non-United States patents within any field other than the ophthalmic, cardiovascular and vascular fields ("Limited Field"), with Technologies retaining for itself and its affiliated corporations the right to practice the non-United States patents in the Limited Field. A copy of the exclusive sublicense is attached as Exhibit 1.04.

                                   ARTICLE II
                                   ----------
                                     PAYMENT
                                     -------

         Section 2.00 Consideration.
         ---------------------------

         In full payment for the assignment of the `135 Patent and the other rights granted to Alcon under this Agreement, Alcon shall pay LaserSight a lump sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00), payable within three (3) business days following the Effective Date by wire transfer or other method agreeable to LaserSight.

         Section 2.01 Further Consideration.
         -----------------------------------

         In the event that Alcon grants any license to or initiates any infringement action against ** under the `135 Patent that requires ** to make any monetary payment(s) to Alcon, Alcon shall pay LaserSight ** of such payments within sixty (60) days of receipt of such monetary payment(s). Such payment(s) shall include an accounting as kept by Alcon in its ordinary course of business (the "Accounting"). In the event that such monetary payment(s) received by Alcon from ** are as a result of an action for infringement of the `135 Patent brought by Alcon under Section 6.01, Alcon shall have the right to deduct all of its legal costs and expenses from such monetary payment(s) prior to calculating LaserSight's share of such monetary payment(s).

         In addition, in the event that Alcon grants any license to or initiates any infringement action against any other third party under the `135 Patent that requires such other third party to make any monetary payment(s) to Alcon, Alcon shall pay LaserSight ** of such payments within sixty (60) days of receipt of such monetary payment(s). Such payment(s) shall include the Accounting. In the event that any monetary payment(s) received by Alcon from such other third party result from an action for infringement of the `135 Patent brought by Alcon under
Section 6.01, Alcon shall have the right to deduct all of its legal costs and expenses from such monetary payment(s) prior to calculating LaserSight's share of such monetary payment(s).

         In the event that Alcon receives any ** as a result of any action involving a claim for infringement of the `135 Patent, **.

         Except for **, nothing in this Agreement shall be construed as requiring Alcon to share any non-monetary consideration ** that Alcon may receive in exchange for a license under the `135 Patent.

         Section 2.02 Tax Withholding.
         -----------------------------

         Alcon shall have no liability, and nothing shall be construed to create any liability, for any federal, state or local income, franchise or similar taxes (including, but not limited to, withholding taxes) which are the legal obligation of LaserSight, which may be required to be paid or collected by Alcon, and LaserSight agrees to pay same and indemnifies Alcon from any claim for payment of such taxes.

         All payments to LaserSight required under this Agreement shall be made to the name or account of LaserSight at the United States address designated by LaserSight. Any and/or all of such payments shall be subject to such federal, state or local withholding tax laws, rules and regulations as may be applicable and, if such laws, rules or regulations require a withholding to be made, such payments(s) will be reduced by such amount(s) and the payment of the reduced amount(s) shall constitute full compliance with this Agreement. Alcon shall provide to LaserSight appropriate proof of payment of any and all such taxes withheld.

         Section 2.03 Audit Rights of LaserSight.
         ----------------------------------------

         Alcon, at the request and expense of LaserSight, will permit an independent auditor selected by LaserSight, or any other person acceptable to both Alcon and LaserSight to examine, during ordinary business hours and upon reasonable advance notice and no more than once in each calendar year, such records and other materials in Alcon's possession that verify the accuracy and completeness of the any Accounting. Such auditor or other person shall be instructed to report to LaserSight only the amount due and payable pursuant to this Agreement. Alcon agrees to retain for at least two (2) years its records and materials that it utilizes to prepare each Accounting, and the obligation to keep such records and materials shall terminate at the end of the two (2) year period following each Accounting. The independent auditor shall be required to sign a confidentiality agreement acceptable to Alcon.

                                   ARTICLE III
                                   -----------
                              TERM AND TERMINATION
                              --------------------

         Section 3.00 Term.
         ------------------

         This Agreement shall have a term beginning on the Effective Date and terminating on November 15, 2006.

                                   ARTICLE IV
                                   ----------
                              NOTICES AND ADDRESSES
                              ---------------------

         Section 4.00 Notices.
         ---------------------

         Any written communication, notice, report or payment shall be addressed and mailed to the addressed party at the appropriate one of the following addresses:

         Alcon:      Alcon Laboratories, Inc.
                     Intellectual Property and R&D Counsel, Q-148
                     6201 South Freeway
                     Fort Worth, Texas 76134-2099

         LaserSight: LaserSight Patents, Inc
                     3300 University Boulevard
                     Suite 140
                     Winter Park, Florida 32792
                     Attention: CEO

         Either party may change its mailing address for the purpose of this Agreement by giving the other party advance written notice of such change fifteen (15) days prior to the date upon which the change is to become effective. All written communications, notices, reports or payments shall be sent by a nationally recognized express courier service or first-class mail, postage prepaid and certified.

                                    ARTICLE V
                                    ---------
                               PATENT PROSECUTION
                               ------------------

         Section 5.00 Prosecution of the `135 Patent.
         --------------------------------------------

         After the Effective Date, the responsibility for preparing, prosecuting and maintaining the `135 Patent shall be solely the obligation of Alcon. Alcon shall pay all fees and costs necessary to maintain the '135 Patent for the full term of the '135 Patent, provided, however, that should Alcon in its own discretion decide to discontinue the payment of such fees and costs, Alcon shall provide LaserSight fifteen (15) days advance written notice of such decision. Within ninety (90) days of the mailing of such notice, LaserSight shall have an option to pay the fees and costs identified in such notice. If LaserSight exercises its option and pays such fees and costs, Alcon shall promptly assign to LaserSight (or LaserSight's assignee) all of Alcon's right, title and interest in the '135 Patent.

         In the event the '135 Patent is subject to a legal or an administrative proceeding concerning patent validity, patentability or a related issue, Alcon shall inform LaserSight of such a proceeding and keep LaserSight regularly apprised of such proceedings. If feasible in connection with any proceeding, LaserSight shall, at its own expense, be entitled to submit its comments on Alcon's submission, provided, however, that submission of such comments shall not control or interfere with Alcon's participation in the proceedings.

                                   ARTICLE VI
                                   ----------
                                  INFRINGEMENT
                                  ------------

         Section 6.00 Notices.
         ---------------------

         If either party hereto becomes aware that any person is, or may be, infringing the `135 Patent, that party shall immediately inform the other of the infringement, in writing and provide any evidence available pertaining to such infringement.

         Section 6.01 Prosecution of Actions.
         ------------------------------------

         Alcon shall have the sole and exclusive right, but not the obligation, to initiate and prosecute at its own expense any action for infringement of the `135 Patent and to collect damages for past and future infringement. Alcon shall have the right to join LaserSight as a party in any action initiated by Alcon if such joinder is necessary to the continued prosecution such action. If LaserSight joins any such action at Alcon's request, Alcon shall be responsible for all of LaserSight's legal costs and expenses, which shall be treated as Alcon legal expenses under Section 2.00.

                                   ARTICLE VII
                                   -----------
                                 CONFIDENTIALITY
                                 ---------------

         During the term of this Agreement, either party may disclose to the other party confidential information in the nature of trade secrets. Accordingly, all information received by either party, directly or indirectly incident to this Agreement, shall be held in strictest confidence, and the receiving party shall not either directly or indirectly disclose or use, except in performance of its obligations under this Agreement, any such information of any kind or character as may be disclosed or otherwise imparted to the receiving party or as may be developed during the course of this Agreement, and that all such information shall be held in the strictest confidence. The foregoing obligations of confidentiality and non-use shall remain in effect for a period of ten (10) years from the later of: 1) the date of disclosure; or 2) November 15, 2015, and shall survive the expiration or termination of this Agreement.

         The obligations of confidence and non-use assumed by LaserSight and by Alcon hereunder shall not apply to:

         (a) information which at the time of disclosure is in the public domain; or

         (b) information which thereafter lawfully becomes a part of the public domain other than through disclosure by or through the receiving party; or

         (c) information which is already in the possession of the party receiving such information as shown by its written record; or

         (d) information which is lawfully disclosed to either party by a third party not under an obligation of confidentiality to the disclosing party with respect to such information; or

         (e) information which is subsequently developed by an employee or agent of the receiving party without actual knowledge of the disclosure; or

         (f) information which the receiving party is required by law to disclose, provided that the receiving party gives the disclosing party reasonable notice of its intent to disclose such information.

                                  ARTICLE VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------

         Section 8.00 Non-Assignability by LaserSight.
         ---------------------------------------------

         This Agreement, or any of the rights or obligations created herein, may not be assigned, in whole or in part, by LaserSight, without the express, written permission of Alcon. Any purported assignment is null and void. A third party's acquisition, through merger or otherwise, of all of LaserSight's issued and outstanding capital stock shall not be deemed an assignment of the LaserSight License requiring Alcon's consent.

         Section 8.01 Severability.
         --------------------------

         If any provision of this Agreement shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         Section 8.02 Counterparts.
         --------------------------

         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall be deemed one and the same instrument.

         Section 8.03 Headings.
         ----------------------

         The headings used in this Agreement are used for administrative purposes only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

         Section 8.04 Entire Agreement.
         ------------------------------

         This Agreement embodies the entire agreement between the parties relating to the subject matter hereof. All prior arrangements or understandings are hereby superseded and canceled. No change, modification, or waiver of this Agreement or any term thereof shall be valid or binding unless it is in writing and signed by the party intended to be bound.

         Section 8.05 Binding Effect.
         ----------------------------

         Except as otherwise provided herein, the terms, obligations, covenants, provisions, conditions and agreements herein shall bind and inure to the benefit of the successors, transferees and permitted assigns of Alcon and LaserSight.

         Section 8.06 Use of Name.
         -------------------------

         Neither party shall use the name of the other party in connection with the promotion and sale of any product.

         Section 8.07 Choice of Law.
         ---------------------------

         The laws of the State of Delaware shall govern the construction and performance of this Agreement.

         Section 8.08 Attorney Fees.
         ---------------------------

         If any party to this Agreement institutes legal proceedings against any other party with respect to this Agreement or other transaction contemplated hereby, the losing or defaulting party shall pay to the prevailing party reasonable attorney fees, costs and expenses incurred in connection with the prosecution or defense of such action.

         Section 8.09 Warranty of LaserSight.
         ------------------------------------

         LaserSight warrants that, subject to the Existing License, it is the sole and exclusive owner of the `135 Patent and has the right to grant the assignment contained in this Agreement free and clear of any security interest or liens. LaserSight shall defend, indemnify and hold Alcon harmless against all claims by any third party alleging ownership of the `135 Patent and shall bear all costs of defending such actions. Upon Alcon's notice to LaserSight of a claim subject to this section, LaserSight shall have the obligation to conduct Alcon's defense of such claim. LaserSight acknowledges that it has conducted its own "due diligence" with respect to the validity and enforceability of the Retained Licenses, and in entering into this Agreement, it is not relying on any statements made by Alcon with respect to such validity and enforceability.

         Section 8.10 Warranty of Alcon.
         ------------------------------

         Alcon acknowledges that it has conducted its own "due diligence" with respect to the validity and enforceability of the `135 Patent, and in entering into this Agreement, it is not relying on any statements made by LaserSight with respect to its validity and enforceability. Alcon acknowledges that the `135 Patent is subject to the Existing Licenses and warrants that, subject to the terms of each Existing License, each of the respective licensees of the `135 Patent under the Existing Licenses shall continue to be entitled to exercise fully all of its rights under each such Existing License. To the extent that a licensee under an Existing License makes a claim for damages that is specifically based on some act or omission of Alcon, Alcon shall defend, indemnify and hold LaserSight harmless against such claim or action and shall bear all costs of defending such actions. Upon LaserSight's notice to Alcon of a claim subject to this section, Alcon shall have the obligation to conduct LaserSight's defense of such claim.

         Section 8.11 Further Cooperation.
         ---------------------------------

         LaserSight shall execute all further documents and do all things reasonably requested by Alcon to perfect and vest Alcon's title to the `135 Patent in accordance with this Agreement, including obtaining any consents necessary to carry out the grants made in Section 1.01. In the event that such consents can not be obtained, LaserSight hereby assigns to Alcon any benefits(s) that LaserSight might receive so as to enforce fully the intention of the parties.

         Section 8.12 Press Release.
         ---------------------------

         The existence and terms of this Agreement shall remain confidential and not disclosed to any third part except in a mutually agreed upon press release, provided that a party will not be deemed in violation of this Section 8.12 for disclosures made pursuant to applicable law or court order.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the last day indicated below.

                                            ALCON LABORATORIES, INC.


                                            /s/Charles E. Miller, Jr.
-------------------                         -------------------------------
      DATE                                  Charles Miller
                                            Senior Vice President
                                            Chief Financial Officer

                                            LASERSIGHT PATENTS, INC.


                                            /s/Michael R. Farris
-------------------                         -----------------------------------
      DATE                                  Michael R. Farris
                                            President and CEO